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[LOGO OF METLIFE]                              INDIVIDUAL VARIABLE ANNUITY APPLICATION                SEND APPLICATION AND CHECK TO:
[Home Office Address (no correspondence)                                                   FIRST MetLife Investors Insurance Company
200 Park Avenue . New York, NY 10166]                           [Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                             For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266]
First MetLife Investors Variable Annuity Class VA                                                FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

                  [John                J.              Doe]                  Social
__________________________________________________________________________   Security Number    [123           45           6798]
Name              (First)          (Middle)          (Last)                                 ___________ -- __________ -- _________

                                                                                                                [4      12      58]
                                                                             Sex [[x]] M [_] F   Date of Birth _______/_______/_____

[123 Main Street                   Anytown            IL      60001]              [708       123-4567]
__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.

                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)

                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER

                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)

                                                                             Relationship to Owner
                                                                                                     _________ ____________ ________
                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

4. BENEFICIARY

Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the Special
Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT OWNERS ARE
NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED
BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

[Mary J.Doe,                    Wife,                                    1/12/60                 234 - 56 - 7890           100%]
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Primary Name                   Relationship                             Date of Birth           Social Security Number        %

                                                                         /      /                     -     -
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Primary Name                   Relationship                             Date of Birth           Social Security Number        %

                                                                         /      /                     -     -
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Contingent Name                Relationship                             Date of Birth           Social Security Number        %

                                                                         /      /                     -     -
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Contingent Name                Relationship                             Date of Birth           Social Security Number        %

5. PLAN TYPE                                                                              6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                               Funding Source of Purchase Payment
                                                                                          ----------------------------------
.. NON-QUALIFIED ...............[x]                                                        [_] Transfer  [_] Check  [_] Wire

.. QUALIFIED TRADITIONAL IRA* ..[_] Transfer [_] Rollover [_] Contribution - Year _______  Initial Purchase
                                                                                                          [10,000]
                                                                                          Payment $____________________________
.. QUALIFIED SEP IRA* ..........[_] Transfer [_] Rollover [_] Contribution - Year _______            Make Check Payable to
                                                                                                    First MetLife Investors
.. QUALIFIED ROTH IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year _______              Insurance Company
                                                                                          (Estimate dollar amount for transfers,
                                                                                          rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                        Minimum Initial Purchase Payment:
                                                                                            $5,000 (Non-Qualified) $2,000  Qualified

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RIDERS

7. BENEFIT RIDER (Subject to age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE
ELECTED THESE OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER (Optional)
     GUARANTEED MINIMUM INCOME BENEFIT (GMIB) /1/
     [[_] GMIB Max IV]
     /1/ IF GMIB MAX IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     [[_] Principal Protection (no additional charge)
      [_] Annual Step-Up]

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [[X]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [[X]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above  information  and statements and those made on all pages of this  application  are true and  correct to the best of my (our)  knowledge  and belief  and are made as the basis of my (our)  application.  I
(We) acknowledge  receipt of the current  prospectus of First MetLife Investors  Insurance  Company,  First MetLife
Investors  Variable  Annuity  Account One.  PAYMENTS AND VALUES  PROVIDED BY THE CONTRACT FOR WHICH  APPLICATION IS
MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

[/s/ John J. Doe, Owner]
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(Owner Signature & Title, Annuitant unless otherwise noted)

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(Joint Owner Signature & Title)

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(Signature of Annuitant if other than Owner)

                        [Anytown, IL]                                                       [November 11, 2000]
Signed at                                                                        Date
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)

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10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [[x]] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [[x]] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

     [/s/ Richard Roe]                                                          [(312) 456-7890]
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Agent's Signature                                                               Phone

[Richard Roe, #723]
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Agent's Name and Number

[456 Main Street, Anytown, IL 60001]
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Name and Address of Firm

[# 723]
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State License ID Number

[1234567]
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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________   Option B __________   Option C __________


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